Leases - Cash Flow (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating and finance leases	$ 34	$ 31	$ 30
Financing cash flows from finance leases	8	6	8
ROU assets obtained in exchange for lease obligations (net of early terminations)
Operating leases	13	24	7
Finance leases	$ 10	$ 7	$ 0